UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-852

FPA PARAMOUNT FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	SEPTEMBER 30

Date of reporting period:	MARCH 31, 2007

Item 1. Report to Stockholders.

Semi-Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

48386

March 31, 2007

FPA Paramount Fund, Inc.

LETTER TO SHAREHOLDERS

The stock market advanced broadly in 2006, with both small- and large-cap indexes gaining over 15%. Value stocks dramatically outperformed growth stocks, by 10-12 points for most indexes.

Paramount's performance, a gain of 4.8% for calendar year 2006, was very much a reversal of 2005, when Paramount outperformed most indexes by 5-10 points. Over longer time periods such fluctuations have tended to even out, and both absolute and relative performance have been very respectable. The table below shows performance for Paramount and its benchmark Russell 2500 as well as the larger-cap indexes. The seven-year period represents the tenure of Steve Geist and me.

		Periods Ended March 31, 2007
	2006	First Quarter 2007	Three Years*	Five Years*	Seven Years*
Paramount	4.8%	0.7%	9.5%	9.7%	11.4%
Russell 2500	16.2%	3.5%	13.3%	12.1%	8.4%
S&P 500	15.8%	0.6%	10.1%	6.3%	0.9%
Nasdaq	9.5%	0.3%	6.7%	5.6%	(8.7%)

  *  Annualized

The September shareholder letter discussed some of the portfolio's most notable underperforming stocks and there is no need to repeat that analysis here. As a departure from our typical emphasis on individual stocks, however, we would like to take a big-picture approach and talk about one important market factor which we believe significantly influenced last years performance.

For a number of years, institutional investors have been increasingly attracted to "alternative" investments, meaning anything but domestic stocks and bonds. Some examples would be foreign securities, hedge funds, venture capital, and real estate. One of the most popular of these alternative asset classes is private equity, or PE.

Private equity, which in its less respectable past was referred to as LBOs, or leveraged buy-outs, is the business of buying public companies, using as much debt and as little equity as possible, and taking those companies private. Ideally, they are then run much more efficiently, as well as financially restructured, and eventually return to the public market via an IPO, or are resold to a new buyer, hopefully at a large profit.

When well executed, many past LBOs have proven to be very successful. The result, not surprisingly, has been a large increase in investor interest in this area. In fact, huge amounts of new capital have been raised by PE firms in recent years. We believe that the effect of this increased pool of capital looking for deals was significant in 2006 and negative for Paramount performance.

The private equity funds took their recently raised money and bought companies. The result was not only that the prices of these companies rose, but also the prices of potential targets. Because a good part of the profit potential for PE buyers is improving operations, they tend to prefer low- and medium-quality businesses being run at well below potential efficiency. Thus the stock market effect of the PE funds was disproportionately on the low-quality end of the market. High-quality, efficiently operated companies are rarely PE targets, and their stock prices therefore were not inflated by the PE boom.

An analysis of actual stock market returns in 2006 supports this argument. The performance of low-growth, low price-earnings ratio companies (generally with ho-hum business records) far exceeded that of high-growth and higher price-earnings ratio companies (generally with dynamic and successful records). Since Paramount has always preferred to own high-quality, efficiently managed, high return on capital companies, we were in exactly that part of the market that performed the worst.

It is clear that the more money invested in PE firms, the lower the investors' returns will be. Most likely, recent PE investments will return far less than those in the past when the area was less popular. Similarly, the more the stock prices of potential PE target companies increase, the lower the return on buying the companies is going to be.

As a result, we believe that private equity "excess" will be a self-correcting phenomenon and we will not indefinitely see increasing large amounts of capital chasing increasingly poor investments. Although we see signs that the impact of PE funds on market returns was much reduced in the first quarter of 2007, it is still too early to know whether this reversal is permanent. We will wait patiently and continue to emphasize the same kind of high-quality businesses for the Paramount portfolio that we have in the past.

In managing the Paramount portfolio we have always made earning a high return on capital an important stock selection criteria. Although it is fairly straightforward to assess what past returns on capital have been, projecting future returns is more complex. One element of this is to appraise a company's ability to reinvest its cash flows. For many of our portfolio names, much of this cash flow is spent on acquisitions.

We judge acquisitions made by our portfolio companies by several criteria:

•  They must be in areas well understood by management

•  They must be at a reasonable price

•  They must not significantly change the company's risk profile

Recent months have seen a flurry of important deals announced by companies in Paramount's portfolio. Most of these we like – they meet our acquisition criteria and we expect they will add significant value – but as you will see, in one case we are much less enthusiastic.

On October 3, Idex completed the acquisition of Banjo Corporation. At $183 million, this was the largest purchase in Idex history (which has included many others). As a manufacturer of highly engineered pumps, valves, and fittings, it is clearly in management's area of expertise. Its products utilize glass-reinforced plastic for severe duty applications mostly in agriculture, enabling Idex to expand both its product line and customer base.

At a cost of $183 million for $44 million of revenue, Banjo appears on the surface to be quite expensive, but given its very high operating margins, good growth prospects, and strong market position we find the price not excessive. It is also well within Idex's balance sheet capacity to finance.

Unlike Idex, CDW has emphasized internal growth and has made very few acquisitions in its history and its doing a large deal is an unusual and noteworthy event. As the reader may recall, CDW is a marketer of IT hardware and software from a wide range of vendors directly to end users, mostly small- and medium-size business customers.

On October 11, CDW completed the acquisition of Berbee Information Network, a large independent IT solutions provider, for $184 million. Berbee will enhance CDW's offerings of advanced technology products which address customers' more complex business requirements. Its areas of expertise include network infrastructure, complex communications systems, storage, and security.

Berbee is an excellent fit with CDW's business. It has a similar customer base, though with only modest actual overlap. Its products are similar, but higher end, and it complements CDW's sales and service capabilities, but with much more of a field-based organization.

Berbee's revenues in the past year were $390 million, with strong EBITDA margins of 6%. It has a history of double-digit revenue growth, which CDW expects to continue, both organically and through small acquisitions of similar businesses. Since Berbee currently operates in only six midwestern states, there is considerable room for growth. Accretion of 5 cents per share is forecast for 2007. With almost $600 million of balance sheet cash prior to the deal, the $184 million cost is clearly well within CDW's financial capabilities.

All in all, we believe the acquisition is both financially and strategically attractive for CDW.

On January 11, Zebra Technologies announced that it had agreed to purchase WhereNet, a leading provider of active radio frequency identification (RFID) systems for $126 million.

Zebra, a manufacturer of bar-code printers, expanded into passive RFID products several years ago and we believe that WhereNet represents a logical extension of Zebra's core business. It is similar to Zebra's large past acquisitions, when it expanded into adjacent product areas with Eltron (1998), a manufacturer of desk top printers, and Comtec, a maker of mobile wireless printers (2000).

WhereNet is a provider of Real Time Locating Systems (RTLS). These track high-value physical assets (containers, vehicles, equipment) across large areas, like freight yards, factories, or hospitals. It has 150 customer installations and sales of $36 million in 2006.

The acquisition is clearly strategically attractive to Zebra. It is a logical product line extension, giving Zebra a more comprehensive product offering, improving its growth prospects, and offering attractive cross-selling opportunities. Financially, however, the attractiveness of the acquisition is less clear. Zebra is clearly investing for the long term, as WhereNet has only recently turned profitable and a meaningful earnings contribution is clearly several years ahead. Zebra will want to continue to invest in product development and sales so as to maintain WhereNet's rapid revenue growth (projected at 40% in 2007). If it is also successful in significantly improving its profitability, hopefully close to Zebra's 20%+ operating margin, then the acquisition could become a financial success.

As for Zebra's financial capacity to undertake an acquisition of this size, it is not a problem. The $126 million cost will use up about one-quarter of Zebra's $550 million of balance sheet cash. The entire purchase price can be restored by one year's free cash flow.

On April 3rd, Copart announced it had reached an agreement to purchase Universal Salvage Plc for approximately $125 million. Universal is a publicly-traded company in the United Kingdom and the deal requires shareholders as well as other approvals, expected in the next three months.

Copart is engaged in the processing and sale of salvage vehicles. Salvage vehicles are either damaged vehicles deemed a total loss for insurance purposes, or recovered stolen vehicles for which an insurance settlement with the vehicle owner has already been made. Copart's principal vehicle suppliers are insurance companies. Purchasers include vehicle dismantlers, rebuilders, used vehicle dealers, and exporters.

Universal is in the same business as Copart and we believe the purchase price is reasonable. The deal would serve to allay investor concerns that Copart's growth opportunities in the U.S. are increasingly limited as it continues to gain market share. Opening up the large and fragmented markets of the U.K. and the continent could give Copart many years of attractive reinvestment opportunities. The risk of course is its ability to operate in a different cultural and business environment.

On October 16, Oshkosh Truck announced its intention to purchase JLG for $3.2 billion in cash. Oshkosh, a very successful investment for Paramount shareholders, is a manufacturer of specialty trucks, notably for military, fire and rescue, and concrete markets. JLG is a leading producer of aerial work platforms and telehandlers (telescoping truck-mounted fork-lifts) for construction applications, mostly non-residential.

Oshkosh argued that the purchase would enable it to diversify away from military trucks, benefit from several more years of strong non-residential construction, and implement significant cost savings. The deal closed on December 6.

We have a number of differences with Oshkosh's strategic rational for the acquisition:

•  We like the military truck business. If Oshkosh is "dependent" on it, it is because it has been so successful, what we like to call "good trouble."

•  Oshkosh's past business model of buying and improving specialty truck business in the

$100 million range has been well executed. We see no need to depart from it.

•  JLG stock was up approximately threefold in the two years before the deal. This suggests that much of the potential for cyclical upside and cost savings was already reflected in the valuation.

In addition to these strategic arguments, we also have financial objections to the acquisition. The $3.2 billion cash price was 100% debt financed, a substantial sum compared to Oshkosh's $1 billion of book equity. Its debt-to-capital ratio thus goes from 10% to 75%. The income statement also transformed, with annual interest expense increasing from $5 million to $250 million.

We have never been big fans of risk and Oshkosh as taken on financial and operational risk we do not need in the Paramount portfolio. We have sold our entire position.

Respectfully submitted,

Eric S. Ende

President & Portfolio Manager

May 2, 2007

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

	Average Annual Total Return Periods Ended March 31, 2007
	1 Year	3 Years	5 Years	10 Years
FPA Paramount Fund, Inc. (NAV)	(0.76)%	9.48%	9.73%	3.57%
FPA Paramount Fund, Inc. (Net of Sales Charge)	(5.97)%	7.53%	8.55%	3.01%
Lipper Mid-Cap Core Average	8.98%	12.33%	9.73%	10.99%
Russell 2500 Index	8.23%	13.26%	12.15%	12.03%

The table presented above shows the average annual total return, which includes reinvestment of all distributions, for several different periods ended March 31, 2007 for the Fund and comparative indices of securities prices. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is a measure of small to medium capitalization stock performance. The Lipper Mid-Cap Core Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the returns for the Fund are presented at net asset value (NAV) and also net of the current maximum sales charge of 5.25% of the offering price.

PORTFOLIO SUMMARY

March 31, 2007

Common Stocks		73.4%
Business Services & Supplies	19.9%
Producer Durables	10.7%
Technology	9.4%
Energy	8.7%
Retailing	6.9%
Health Care	5.8%
Transportation	4.8%
Financial	3.7%
Entertainment	2.1%
Consumer Durables	1.4%
Short-Term Investments		15.0%
Other Assets and Liabilities, net		11.6%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended March 31, 2007

Shares
NET PURCHASES
Common Stocks
Brown & Brown, Inc.	15,200
Copart, Inc.	130,000
Franklin Electric Co., Inc.	128,900
Helix Energy Solutions Group, Inc.	64,800
ScanSource, Inc.	74,400
NET SALES
Common Stocks
Briggs & Stratton Corporation (1)	97,300
CDW Corporation	57,300
CarMax, Inc.	154,600
Carnival Corporation	46,200
Charles River Laboratories International, Inc.	73,500
Cognex Corporation	52,700
First American Corporation	36,800
HNI Corporation	57,400
Health Management Associates, Inc. (1)	352,700
Heartland Express, Inc.	49,700
IDEX Corporation	41,400
Knight Transportation, Inc.	64,100
Lincare Holdings, Inc.	31,700
Maxim Integrated Products, Inc.	30,800
Microchip Technology, Incorporated	57,300
O'Reilly Automotive, Inc.	97,800
Oshkosh Truck Corporation (1)	232,500
Plantronics, Inc.	120,000
Polaris Industries, Inc.	155,200
Zebra Technologies Corporation	72,000

(1)  Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

March 31, 2007

COMMON STOCKS	Shares	Value
BUSINESS SERVICES & SUPPLIES — 19.9%
Brady Corporation	499,000	$15,568,800
CDW Corporation	332,800	20,443,904
Charles River Laboratories International, Inc. *	426,500	19,729,890
Clarcor, Inc.	324,100	10,306,380
Copart, Inc. *	310,000	8,683,100
Invitrogen Corporation *	268,800	17,109,120
Landauer, Inc.	3,800	191,824
Manpower Inc.	107,200	7,908,144
ScanSource Inc. *	664,400	17,832,496
		$117,773,658
PRODUCER DURABLES — 10.7%
Franklin Electric Co., Inc.	205,000	$9,532,500
Graco Inc.	238,800	9,351,408
HNI Corporation	334,200	15,349,806
IDEX Corporation	240,800	12,251,904
Zebra Technologies Corporation (Class A) *	433,000	16,718,130
		$63,203,748
TECHNOLOGY — 9.4%
Cognex Corporation	712,300	$15,435,541
Maxim Integrated Products, Inc.	179,200	5,268,480
Microchip Technology, Inc.	332,700	11,820,831
Plantronics, Inc.	696,300	16,446,606
SanDisk Corporation *	154,700	6,775,860
		$55,747,318
ENERGY — 8.7%
Helix Energy Solutions Group, Inc. *	639,800	$23,858,142
Noble Corporation	260,200	20,472,536
Tidewater Inc.	115,100	6,742,558
		$51,073,236
RETAILING — 6.9%
CarMax, Inc. *	895,400	$21,973,116
O'Reilly Automotive, Inc. *	567,200	18,774,320
		$40,747,436
HEALTH CARE — 5.8%
Amsurg Corporation *	332,700	$8,147,823
Bio-Rad Laboratories, Inc. *	106,900	7,465,896
Lincare Holdings, Inc. *	503,300	18,445,945
		$34,059,664

PORTFOLIO OF INVESTMENTS

March 31, 2007

COMMON STOCKS — Continued	Shares or Principal Amount	Value
TRANSPORATION — 4.8%
Heartland Express, Inc.	1,002,100	$15,913,348
Knight Transporation, Inc.	690,900	12,311,838
		$28,225,186
FINANCIAL — 3.7%
Brown & Brown, Inc.	405,200	$10,960,660
First American Corporation	213,200	10,813,504
		$21,774,164
ENTERTAINMENT — 2.1%
Carnival Corporation	268,800	$12,595,968
CONSUMER DURABLES — 1.4%
Polaris Industries, Inc.	174,800	$8,386,904
TOTAL COMMON STOCKS — 73.4% (Cost$372,255,388)		$433,587,282
SHORT-TERM INVESTMENTS — 15.0%
Short-term Corporate Notes:
Rabobank USA Financial Corporation — 5.395% 04/02/07	$15,065,000	$15,062,743
General Electric Capital Services, Inc. — 5.23% 04/06/07	16,000,000	15,988,378
American General Finance Corporation — 5.24% 04/13/07	15,115,000	15,088,599
ABN Amro North American Financial Corporation — 5.235% 04/23/07	13,000,000	12,958,411
Citigroup Funding, Inc. — 5.245% 05/03/07	17,752,000	17,669,236
International Lease Finance Corporation — 5.23% 05/10/07	12,064,000	11,995,647
TOTAL SHORT-TERM INVESTMENTS (Cost $88,763,014)		$88,763,014
TOTAL INVESTMENTS — 88.4% (Cost $461,018,402)		$522,350,296
Other assets and liabilities, net — 11.6%		68,552,502
TOTAL NET ASSETS — 100%		$590,902,798

*Non-income producing security

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2007

ASSETS
Investments at value:
Investment securities — at market value (identified cost $372,255,388)	$433,587,282
Short-term investments — at amortized cost (maturities 60 days or less)	88,763,014	$522,350,296
Cash		30
Receivable for:
Investment securities sold	$67,220,522
Capital stock sold	2,934,691
Dividends	80,637	70,235,850
		$592,586,176
LIABILITIES
Payable for:
Capital stock repurchased	$1,272,747
Advisory fees and financial services	372,631
Accrued expenses	38,000	1,683,378
NET ASSETS		$590,902,798
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.25 per share: authorized 100,000,000 shares; outstanding 36,258,720 shares		$9,064,680
Additional Paid-in Capital		631,146,667
Accumulated net realized loss on investments		(111,565,064)
Undistributed net investment income		924,621
Unrealized appreciation of investments		61,331,894
NET ASSETS		$590,902,798
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$16.30
Maximum offering price per share (100/94.75 of per share net asset value)		$17.20

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2007

INVESTMENT INCOME
Interest		$3,047,298
Dividends		1,764,826
		$4,812,124
EXPENSES — Note 3
Advisory fees	$2,007,641
Financial services	305,022
Transfer agent fees and expenses	187,547
Reports to shareholders	46,601
Audit fees	35,800
Custodian fees and expenses	27,495
Registration fees	25,863
Directors' fees and expenses	22,378
Legal fees	11,459
Insurance	4,379
Other expenses	9,317	2,683,502
Net investment income		$2,128,622
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sale of investment securities	$95,433,535
Cost of investment securities sold	64,452,011
Net realized gain on investments		$30,981,524
Change in unrealized appreciation of investments:
Unrealized apprecitation at beginning of period	$65,945,962
Unrealized appreciation at end of period	61,331,894
Change in unrealized appreciation of investments		(4,614,068)
Net realized and unrealized gain on investments		$26,367,456
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$28,496,078

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,128,622		$4,350,548
Net realized gain on investments	30,981,524		16,584,193
Change in unrealized appreciation of investments	(4,614,068)		(7,391,715)
Increase in net assets resulting from operations		$28,496,078		$13,543,026
Dividends to shareholders from net investment income		(2,667,592)		(3,726,800)
Capital Stock transactions:
Proceeds from Capital Stock sold	$63,083,997		$295,523,207
Proceeds from shares issued for dividends reinvested	1,958,771		3,055,815
Cost of Capital Stock repurchased*	(95,793,010)	(30,750,242)	(57,597,700)	240,981,322
Total increase (decrease) in net assets		$(4,921,756)		$250,797,548
NET ASSETS
Beginning of period, including undistributed net investment income of $1,463,591 and $839,843 at September 30, 2006 and 2005, respectively		595,824,554		345,027,006
End of period, including undistributed net investment income of $924,621 and $1,463,591 at March 31, 2007 and September 30, 2006, respectively		$590,902,798		$595,824,554
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		3,893,300		18,659,106
Shares of Capital Stock issued for dividends reinvested		120,986		194,390
Shares of Capital Stock repurchased		(5,889,845)		(3,693,149)
Increase (decrease) in Capital Stock outstanding		(1,875,559)		15,160,347

*  Net of redemption fees of $4,809 and $7,519 for the periods ended March 31, 2007 and September 30, 2006, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended		Year Ended September 30,
	March 31,
	2007		2006	2005	2004	2003	2002
Per share operating performance:
Net asset value at beginning of period	$15.62		$15.02	$13.01	$10.79	$8.12	$8.00
Income from investment operations:
Net investment income (loss)	$0.06		$0.12	$0.04	$(0.01)	$(0.04)	$(0.03)
Net realized and unrealized gain (loss) on investment securities	0.69		0.60	1.97	2.23	2.71	0.16
Total from investment operations	$0.75		$0.72	$2.01	$2.22	$2.67	$0.13
Less dividends from net investment income	$(0.07)		$(0.12)	—	—	—	$(0.01)
Redemption fees	—	*	— *	— *	— *	—	—
Net asset value at end of period	$16.30		$15.62	$15.02	$13.01	$10.79	$8.12
Total investment return**	4.80%		4.79%	15.45%	20.57%	32.88%	1.63%
Ratios/supplemental data:
Net assets at end of period (in 000's)	$590,903		$595,825	$345,027	$207,907	$109,638	$74,192
Ratio of expenses to average net assets	0.88	%†	0.85%	0.89%	0.99%	1.15%	1.18%
Ratio of net investment income (loss) to average net assets	0.70	%†	0.89%	0.30%	(0.16)%	(0.47)%	(0.34)%
Portfolio turnover rate	15	%†	15%	13%	16%	17%	14%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the period ended March 31, 2007 is not annualized.

†  Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2007

NOTE 1 — Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's objective is a high total investment return, including capital appreciation and income, from a diversified portfolio of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price. If there was not a sale that day, these securities are valued at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

B.  Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $35,136,487 for the six months ended March 31, 2007. Realized gains or losses are based on the specific identification method. There were no material differences between the amounts reported in the financial statements at March 31, 2007 for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all securities at March 31, 2007 for federal income tax purposes was $69,867,577 and $8,205,683, respectively resulting in net unrealized appreciation of $61,331,894. For federal income tax purposes, the Fund currently has accumulated net realized losses in the amount of $111,565,064, which can be carried forward to offset future gains. The ability to carry these losses forward expires as follows: $39,109,485 in 2007; $1,128,157 in 2008; and $71,327,422 in 2009. The Financial Accounting Standards Board ("FASB") has recently issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 (the "Interpretation"), which applies to all registered investment companies, clarifies the accounting for uncertain tax positions. The Interpretation is effective for financial statements for fiscal years beginning after December 15, 2006. Management of the Fund completed their analysis of the Interpretation and estimates the adoption will have no significant impact on the financial statements.

NOTE 3 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific

NOTES TO FINANCIAL STATEMENTS

Continued

Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund reimburses the Adviser monthly for the costs incurred by the Adviser in providing financial services to the Fund, providing, however, that this reimbursement shall not exceed 0.1% of the average daily net assets for any fiscal year. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 11/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year. The Adviser commenced providing investment advisory services on October 1, 2006, under a new investment advisory agreement approved by shareholders on May 2, 2006. The Adviser is a new investment advisory firm owned entirely by the former principals and key investment professionals of the Fund's prior adviser. The terms of the new investment advisory agreement are identical to the prior investment advisory agreement.

For the six months ended March 31, 2007, the Fund paid aggregate fees, excluding expenses, of $21,500 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the six months ended March 31, 2007, the Fund collected $4,809 in redemption fees, which amounted to less than $0.01 per share.

NOTE 5 — Distributor

For the six months ended March 31, 2007, FPA Fund Distributors, Inc. ("Distributors"), a wholly owned subsidiary of the Adviser, received $3,499 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2007

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2006	$1,000.00	$1,000.00
Ending Account Value March 31, 2007	$1,048.00	$1,020.56
Expenses Paid During Period*	$4.49	$4.44

*  Expenses are equal to the Fund's annualized expense ratio of 0.88%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2007 (182/365 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Positions(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (71)†	Director & Chairman* Years Served: 5	Retired, Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

A. Robert Pisano – (64)†	Director* Years Served: 1	President and Chief Operating Officer of the Motion Picture Association of America, Inc. since October 2005. Formerly, until 2005, National Executive Director and Chief Executive Officer of the Screen Actors Guild.	5	State Net, Resources Global Professionals, and the Motion Picture and Television Fund.

John H. Rubel – (87)†	Director* Years Served: 29	President, John H. Rubel and Associates, Inc.	1

John P. Shelton – (86)†	Director* Years Served: 30	Professor Emeritus at UCLA Graduate School of Management.	1

Lawrence J. Sheehan – (74)†	Director* Years Served: 1	Retired. Formerly Partner (1969 to 1994) and of counsel employee (1994 to 2002) of the law firm of O'Melveny & Myers LLP.	6

Eric S. Ende – (62)	Director* President & Portfolio Manager Years Served: 7	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisers, Inc. from 1984 to 2006.	3

Steven R. Geist (53)	Executive Vice President & Portfolio Manager Year Served: 7	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisers, Inc. from 1992 to 2006.

J. Richard Atwood – (46)	Treasurer Years Served: 10	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (50)	Chief Compliance Officer Years Served: 12	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (52)	Secretary Years Served: 24	Assistant Vice President and Secretary of the Adviser and of FPA Fund Distributors, Inc.

E. Lake Setzler – (40)	Assistant Treasurer Years Served: 1	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004 - 2005) and Vice President of Transamerica Investment Management, LLC (2000 - 2004).

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

Additional information on the Directors is available in the Statement of Additional Information. Each of the above individuals can be contacted at 11400 W. Olympic Blvd,. Suite 1200, Los Angeles, CA 90064.

FPA PARAMOUNT FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TICKER SYMBOL: FPRAX
CUSIP: 302546106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8500
(800) 638-3060
(617) 483-5000

This report has been prepared for the information of shareholders of FPA Paramount, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2006 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the second and fourth quarter of Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)                                The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                               There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                  Exhibits.

(a)(1)	Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

(a)(3)	Not Applicable

(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA PARAMOUNT FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: June 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA PARAMOUNT FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: June 1, 2007

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: June 1, 2007